UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 10, 2004

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-5805 (Commission File Number)	13-2624428 (IRS Employer Identification Number)

270 Park Avenue, New York, NY (Address of Principal Executive Office)	10017 (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On December 10, 2004, JPMorgan Chase & Co. ("JPMC") sent a notice to its directors and Section 16 officers notifying them of a blackout with respect to the JPMorgan Chase & Co. 401(k) Savings Plan (the "Plan"). The blackout period is expected to begin December 28, 2004 and end January 6, 2005. JPMC provided the notice to the directors and officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notice is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Notice of Blackout Period to Directors and Section 16 Officers of JPMorgan Chase & Co., dated December 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)
By: Name: Title	/s/ Anthony J. Horan Anthony J. Horan Corporate Secretary

Date: December 10, 2004

EXHIBIT INDEX

99.1	Notice of Blackout Period to Directors and Section 16 Officers of JPMorgan Chase & Co., dated December 10, 2004.